Air T, Inc. Reports Second Quarter Fiscal 2026 Results CHARLOTTE, NC, November 12, 2025— Air T, Inc. (NASDAQ: AIRT) is an industrious American company with a portfolio of businesses, each of which is independent yet interrelated. We seek dynamic individuals and teams to operate companies with processes and insights that drive increasing value over time. We believe we can invest corporate resources to help activate growth and overcome challenges. Our core segments are overnight air cargo; ground support equipment; commercial aircraft, engines and parts; and digital solutions. Today the Company is announcing results for the fiscal second quarter ended September 30, 2025: • Revenues totaled $64.2 million for the quarter ended September 30, 2025, a decrease of $17.1 million, or 21% from the prior year’s comparable quarter. • Operating income was $5.5 million for the quarter ended September 30, 2025, an increase of $1.9 million from the prior year comparable quarter’s operating income of $3.6 million. • Adjusted EBITDA* profit of $7.9 million for the quarter ended September 30, 2025, compared to an Adjusted EBITDA* profit of $5.0 million in the prior year’s comparable quarter. • Earnings per share was $1.61 for the quarter ended September 30, 2025, compared to earnings per share of $0.91 in the prior year’s comparable quarter. • The investment balance for the Company’s equity method investees was $27.9 million at September 30, 2025; as compared to $19.0 million at March 31, 2025. *Adjusted EBITDA is a non-GAAP financial measure; see below for further explanation and reconciliation to GAAP measure. Company Chairman and CEO Nick Swenson commented: “During the quarter, Contrail has reached the significant milestone of eliminating all of its bank debt and holding $6.7 million of cash and cash equivalents at September 30th. Joe and Miriam have done an outstanding job of deleveraging Contrail from the peak of $74.9 million of bank debt during COVID. We are grateful for their outstanding leadership of the Contrail business over many years. In addition, we believe Contrail is well positioned if the secondary market for end of life and low green time engines starts to soften. Earlier this year, the Air T HoldCo team started to engage with various parties about Rex Regional Airlines — the largest regional airline in Australia — which has been in voluntary administration since 2024. If courts approve the transaction, then we expect to close on the acquisition of Rex Regional sometime in December. This closing will mark the end of the beginning on a long journey that we are calling ‘the return to classic Rex.’ Expect to hear more from us as the process unfolds.” Business Segment Results Overnight Air Cargo • This segment provides air express delivery services, primarily for FedEx Corporation (“FedEx”), and repair services. • Revenues for this segment decreased by 4% to $29.9 million for the quarter ended September 30, 2025, compared to $31.2 million in the prior year’s comparable quarter. The decrease was principally attributable to lower flight admin fees driven by increased soft and hard parked aircraft when compared to the prior year comparable quarter. • Adjusted EBITDA* for this segment was $1.8 million for the quarter ended September 30, 2025, a decrease of $0.1 million when compared to the prior year’s comparable quarter, reflecting a relatively flat year-over-year trend. Ground Support Equipment (“GGS”) • This segment—which includes some of the world-leading offerings in the category—manufactures, repairs, and maintains mobile deicers and other specialized ground-support equipment. Customers include passenger and cargo airlines, airports, the military, and other industrial customers. • Revenues for this segment totaled $9.6 million for the quarter ended September 30, 2025, down 33% when compared to revenue of $14.5 million in the previous year’s second fiscal quarter. The decrease was primarily driven by a lower number of deicing trucks sold in the current quarter compared to the prior comparable quarter as a result of timing: more orders were placed during the first quarter of the current fiscal year. • Adjusted EBITDA* profit for this segment was $1.7 million in the quarter ended September 30, 2025, an increase of $1.1 million compared to the prior year quarter’s Adjusted EBITDA* profit. The increase was primarily driven by lower costs associated with the reduced revenue noted above. However, the decline in operating expenses as a percentage of net sales was less pronounced than in the prior-year quarter, reflecting higher margins realized on deicing truck sales during the current period. • As of September 30, 2025, this segment’s order backlog was $12.9 million versus $6.2 million as of September 30, 2024. Commercial Aircraft, Engines and Parts • This segment leases commercial jet engines and aircraft; buys, sells and trades in surplus and aftermarket commercial jet engines, engine parts, airframes, and airframe parts, avionics, and other; then delivers the related documents and logistics. • Revenues for this segment totaled $20.9 million for the quarter ended September 30, 2025, a decrease of $12.0 million versus the previous year’s fiscal second quarter. This decrease was largely attributed to a decrease in component sales at Contrail, driven by a lower level of component inventory purchases during the preceding twelve-month period. • Adjusted EBITDA* profit for this segment was $6.9 million for the quarter ended September 30, 2025, an increase of $2.8 million when compared to the prior year quarter’s Adjusted EBITDA* profit of $4.1 million, primarily due to the gain on the sale of two aircrafts at CASP, partially offset by lower margins realized on component sales at Contrail. Digital Solutions • This segment develops and provides digital aviation and other business services to customers within the aviation industry to generate recurring subscription revenues. • Revenues for this segment totaled $2.2 million for the quarter ended September 30, 2025, an increase of $0.4 million versus the previous year’s fiscal second quarter. The increase was primarily due to increased software subscriptions driven by continued acquisition of new customers. • Adjusted EBITDA* loss for this segment was $0.2 million for the quarter ended September 30, 2025 compared to the prior year quarter’s Adjusted EBITDA* loss of $0.1 million, reflecting a relatively flat year-over-year trend. *Adjusted EBITDA is a non-GAAP financial measure; see below for further explanation and reconciliation to GAAP measures. Non-GAAP Financial Measures The Company uses adjusted earnings before taxes, interest, and depreciation and amortization ("Adjusted EBITDA"), a non-GAAP financial measure as defined by the SEC, to evaluate the Company's financial performance. This performance measure is not defined by accounting principles generally accepted in the United States and should be considered in addition to, and not in lieu of, GAAP financial measures. Management believes that Adjusted EBITDA is a useful measure of the Company's performance because it provides investors additional information about the Company's operations allowing better evaluation of underlying business performance and better period-to-period comparability. We may periodically review and update our non-GAAP financial measures based on our determination of their relevance to our business which could result in the addition or elimination of select non-GAAP financial measures in the future. Adjusted EBITDA is not intended to replace or be an alternative to operating income, the most directly comparable amounts reported under GAAP. The table below provides a reconciliation of operating income to Adjusted EBITDA for the periods ended September 30, 2025, and 2024 (in thousands):

Three months ended Six months ended 9/30/2025 9/30/2024 9/30/2025 9/30/2024 Operating income $ 5,508 $ 3,620 $ 6,354 $ 3,062 Depreciation and amortization (excluding certain leased assets depreciation)1 730 949 1,432 1,709 Asset impairment, restructuring or impairment charges 198 124 239 503 Loss (gain) on sale of property and equipment 21 (8) 20 (8) Securities issuance expenses 20 28 49 129 Share-based compensation 41 2 81 18 Severance expenses — 39 — 218 Earnout remeasurement (264) 279 (666) 259 Deal-sourcing and acquisition related expenses 1,628 — 1,837 — Adjusted EBITDA $ 7,882 $ 5,033 $ 9,346 $ 5,890 (1) Leased assets depreciation expense excluded was $0.1 million and $0.7 million during the three and six months ended September 30, 2025, respectively. There was no leased assets depreciation expense excluded for both the three and six months ended September 30, 2024. The following table shows the Company’s Adjusted EBITDA by segment for the periods ended September 30, 2025, and 2024 (in thousands): Three months ended Six months ended 9/30/2025 9/30/2024 9/30/2025 9/30/2024 Overnight Air Cargo $ 1,801 $ 1,950 $ 3,414 $ 3,897 Ground Support Equipment 1,653 513 3,027 1 Commercial Aircraft, Engines and Parts 6,943 4,141 7,697 5,806 Digital Solutions (208) (80) (294) (393) Segments total 10,189 6,524 13,844 9,311 Corporate and Other (2,307) (1,491) (4,498) (3,421) Adjusted EBITDA $ 7,882 $ 5,033 $ 9,346 $ 5,890 NOTE REGARDING STAKEHOLDER QUESTIONS If you have questions related to this release or other Air T matters, please use our interactive Q&A capability, through Slido.com, accessible from our website, to submit your questions. We intend to keep that link open and available for shareholder questions. Questions submitted through Slido will be answered “live” and in writing at our Annual Meeting, and via a written response on a quarterly basis. Note that legal and pragmatic requirements restrict us from answering every question posted, yet we intend to address all reasonable and relevant questions with a written answer. ABOUT AIR T, INC. Established in 1980, Air T Inc. is a portfolio of powerful businesses and financial assets, each of which is independent yet interrelated. Its core segments are overnight air cargo, ground support equipment, commercial aircraft, engines and parts, and digital solutions. We seek to expand, strengthen and diversify Air T’s after-tax cash flow per share. Our goal is to build Air T’s core businesses, and when appropriate, to expand into adjacent and other industries. We seek to activate growth and overcome challenges while delivering meaningful value for all stakeholders. For more information, visit www.airt.com. The information on our website is available for information purposes only and is not incorporated by reference into this press release. FORWARD-LOOKING STATEMENTS Certain statements in this press release, including those contained in “Overview,” are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements include those preceded by, followed by or that include the words “believes”, “pending”, “future”, “expects”, “anticipates,” “intends”, “estimates”, “depends”, “will” or similar expressions. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements, because of, among other things, potential risks and uncertainties, such as:

• An inability to finance our operations through bank or other financing or through the sale or issuance of debt or equity securities; • Economic and industry conditions in the Company’s markets; • The risk that contracts with FedEx could be terminated or adversely modified; • The risk that the number of aircraft operated for FedEx is reduced; • The risk that GGS customers will defer or reduce significant orders for deicing equipment; • The impact of any terrorist activities or armed conflict on United States soil or abroad; • Changes in U.S. and foreign trade regulations and tariffs; • The Company’s ability to manage its cost structure for operating expenses, or unanticipated capital requirements, and match them to shifting customer service requirements and production volume levels; • The Company's ability to meet debt service covenants and to refinance existing debt obligations; • The risk of injury or other damage arising from accidents involving the Company’s overnight air cargo operations, equipment or parts sold and/or services provided; • Market acceptance of the Company’s commercial and military equipment and services; • Competition from other providers of similar equipment and services; • Changes in government regulation and technology; • Changes in the value of marketable securities held as investments; • Mild winter weather conditions reducing the demand for deicing equipment; • Market acceptance and operational success of the Company’s aircraft asset management business and related aircraft capital joint venture; and • Despite our current indebtedness levels, we and our subsidiaries may still be able to incur substantially more debt, which could further exacerbate the risks associated with our substantial leverage. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. CONTACT Tracy Kennedy Chief Financial Officer tkennedy@airt.com